EXHIBIT 99.1

Re: Important Notice Concerning Your Rights Under the National Penn Bancshares, Inc. Capital Accumulation Plan

Dear Participant,

We are pleased to announce that we will be transferring the National Penn Bancshares, Inc. Capital Accumulation Plan’s recordkeeping service from ATR to Prudential Retirement, a business unit of Prudential Financial, effective February 1, 2007. Prudential has more than 75 years of experience managing retirement plans. With over $522 billion in retirement assets, they offer several important enhancements to our Plan, including a wider variety of investment options and a free asset-allocation program, as well as account information.

Converting Our Plan to Prudential
We have been working with retirement specialists from Prudential to arrange the successful transfer of your account balance from ATR. As part of this transfer there will be a period during which you will be unable to exercise your rights otherwise available under the Plan. This period is called a “blackout period”. The blackout period for the transfer is scheduled to begin on January 25, 2007 at 4:00 p.m. EST and is expected to end during the week of February 5, 2007.

During the blackout, your contribution and loan repayments will continue to be made to your account and you will be able to change the investment of your new contributions. You may also make a direct rollover from a previous employer’s qualified retirement plan. However, you will not be able to enroll in the plan for the first time, move your assets from one fund to another, take a distribution or request a loan during the blackout period.

Since activity is restricted during the blackout, you should review your current investments and make any changes you desire prior to January 25, 2007 at 4:00 p.m. EST.

Transfer of Assets to Prudential
ATR will send enrollment data to Prudential to set up your new account. This data includes information such as name, address, birth date, etc, along with your current investment allocation. Prudential will move your ATR investments to the Prudential investments using the following table. Your new contributions will also be allocated based upon this table.

On February 1, 2007, your account balance will be moved from investments held at ATR to the same or most comparable investment options at Prudential, based on the following table.

Current Investments at ATR	New Investments at Prudential Retirement	Ticker Symbols
Investment Company of America R-5	Large Cap Value/LSV Asset Management	N / A
Excelsior Value & Restructure	Large Cap Value/LSV Asset Management	N / A
Spartan US 500 Inv	Dryden S&P 500 Index	N / A
Harbor Capital Appreciation Inst	Growth Fund of America R-4	RGAEX
Ariel Appreciation	Victory Special Value A	SSVSX
ABN/AMRO/TAMRO Small Cap N Fund	ABN/AMRO/TAMRO Small Cap N Fund	ATASX
Fidelity International Discovery	International Blend/The Boston Company Fund	N/A
American Funds Income Fund of America R-5	American Funds Income Fund of America R-4	RGAEX
Fidelity Freedom 2010	American Funds Income Fund of America R-4	RGAEX
Fidelity Freedom 2020	American Funds Income Fund of America R-4	RGAEX
Fidelity Freedom 2030	American Funds Income Fund of America R-4	RGAEX
Fidelity Freedom 2040	American Funds Income Fund of America R-4	RGAEX
Fidelity Cash Reserves	Guaranteed Income Fund	N/A
Gartmore Stable Value	Guaranteed Income Fund	N/A
PIMCO Total Return III Adm	PIMCO Total Return Adm	PTRAX
National Penn Bancshares Stock	National Penn Bancshares Stock	NPBC
Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company. These investment options are not mutual funds and do not have associated ticker symbols.

Personalized enrollment material will be mailed to your home prior to the transfer date. In addition, on-site training and WebEx training meetings will be held during the weeks of February 5, 2007 and February 12, 2007. These meetings will be conducted by representatives of Prudential Retirement and will familiarize you with our new investment options. Prudential Retirement will also offer additional personalized investment strategies based on individual participant’s income, age, and projected retirement date.

Important Dates to Keep in Mind

January 25, 2007	Last day ATR will process a transaction.
February 1, 2007	Your account balance will be transferred from ATR to Prudential.
January 25, 2007- the week of February 5
Blackout period - ATR account records are reconciled and moved to Prudential. During this time, your account will not be available for exchanges (transfers from one fund to another), distributions, or new loans.

Week of February 5	Blackout will be lifted. You will once again have full access to your account and can execute transactions through the IVR and website.

If you have questions regarding this notice, please contact Paul Fistner, Employee Benefits Manager at pwfistner@natpennbank.com or 610-369-6535.

Sincerely,

/s/ Earl J. Houseknecht
Earl J. Houseknecht
EVP, Human Resources Director

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses before investing. For more complete information about the investment options available through your plan, please call 1-877-PRU-2100 for a free prospectus that contains this and other information about our funds. Read the prospectus carefully before investing.

The Guaranteed Income Fund (GIF) is a group annuity insurance product issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT and is backed by the full faith and creditworthiness of the issuer. Guarantees are based on the claims-paying ability of PRIAC and not on the value of the securities within the account. Deposits made to the GIF are deposited in PRIAC's general account. Payment obligations under the GIF represent an insurance claim supported by all general account assets. The GIF does not operate like a mutual fund, variable annuity product, or conventional fixed rate individual annuity product. Expenses related to the GIF are calculated by PRIAC and incorporated in the GIF crediting rate. Past interest rates are not indicative of future interest rates.

Shares of the funds are offered by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company.

* Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company.

Prudential Retirement is a registered service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates. Prudential Retirement is a Prudential Financial business.

INST-20051115-A019307

Ed 6/2006

Re: Important Notice Concerning Your Rights Under the Nittany Bank Plan

Dear Participant,

We are pleased to announce that we will be transferring the Nittany Bank Plan’s recordkeeping service from Meridian Benefits Administration to Prudential Retirement, a business unit of Prudential Financial, effective February 1, 2007. Prudential has more than 75 years of experience managing retirement plans. With over $522 billion in retirement assets, they offer several important enhancements to our Plan, including a wider variety of investment options and a free asset-allocation program, as well as account information.

Converting Our Plan to Prudential
We have been working with retirement specialists from Prudential to arrange the successful transfer of your account balance from Meridian. As part of this transfer there will be a period during which you will be unable to exercise your rights otherwise available under the Plan. This period is called a “blackout period”. The blackout period for the transfer is scheduled to begin on January 19, 2007 at 4:00 p.m. EST and is expected to end during the week of February 5, 2007.

During the blackout, your contribution and loan repayments will continue to be made to your account and you will be able to change the investment of your new contributions. You may also make a direct rollover from a previous employer’s qualified retirement plan. However, you will not be able to enroll in the plan for the first time, move your assets from one fund to another, take a distribution or request a loan during the blackout period.

Since activity is restricted during the blackout, you should review your current investments and make any changes you desire prior to January 19, 2007 at 4:00 p.m. EST.

Transfer of Assets to Prudential
Meridian will send enrollment data to Prudential to set up your new account. This data includes information such as name, address, birth date, etc, along with your current investment allocation. Prudential will move your Meridian investments to the Prudential investments using the following table. Your new contributions will also be allocated based upon this table.

On February 1, 2007, your account balance will be moved from investments held at Meridian to the same or most comparable investment options at Prudential, based on the following table.

Current Investments at Meridian	New Investments at Prudential Retirement	Ticker Symbols
Vanguard Windsor II	Large Cap Value/LSV Asset Management	N/A
Vanguard 500 Index	Dryden S&P 500 Index	N/A
American Funds Growth Fund of America	Growth Fund of America R-4	RGAEX
T. Rowe Price Science & Technology	Growth Fund of America R-4	RGAEX
Vanguard U.S. Growth	Growth Fund of America R-4	RGAEX
Vanguard Explorer	Mid Cap Growth/TimesSquare Fund	N/A
Calamos Growth Fund	Mid Cap Growth/TimesSquare Fund	N/A
Vanguard International Growth	International Blend/The Boston Company Fund	N/A
Vanguard Prime Money Market	Guaranteed Income Fund	N/A
Self Directed Accounts	Guaranteed Income Fund	N/A
Vanguard Intermediate Bond	PIMCO Total Return Adm	PTRAX
Vanguard S-I Treasury	PIMCO Total Return Adm	PTRAX
Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company. These investment options are not mutual funds and do not have associated ticker symbols.

Personalized enrollment material will be mailed to your home prior to the transfer date. In addition, on-site training and WebEx training meetings will be held during the weeks of February 5, 2007 and February 12, 2007. These meetings will be conducted by representatives of Prudential Retirement and will familiarize you with our new investment options. Prudential Retirement will also offer additional personalized investment strategies based on individual participant’s income, age, and projected retirement date.

Important Dates to Keep in Mind

January 19, 2007	Last day Meridian will process a transaction.
February 1, 2007	Your account balance will be transferred from Meridian to Prudential.
January 19, 2007- the week of February 5
Blackout period - Meridian account records are reconciled and moved to Prudential. During this time, your account will not be available for exchanges (transfers from one fund to another), distributions, or new loans.

Week of February 5	Blackout will be lifted. You will once again have full access to your account and can execute transactions through the IVR and website.

If you have questions regarding this notice, please contact Paul Fistner, Employee Benefits Manager at pwfistner@natpennbank.com or 610-369-6535.

Sincerely,

/s/ Earl J. Houseknecht
Earl J. Houseknecht
EVP, Human Resources Director

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses before investing. For more complete information about the investment options available through your plan, please call 1-877-PRU-2100 for a free prospectus that contains this and other information about our funds. Read the prospectus carefully before investing.

The Guaranteed Income Fund (GIF) is a group annuity insurance product issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT and is backed by the full faith and creditworthiness of the issuer. Guarantees are based on the claims-paying ability of PRIAC and not on the value of the securities within the account. Deposits made to the GIF are deposited in PRIAC's general account. Payment obligations under the GIF represent an insurance claim supported by all general account assets. The GIF does not operate like a mutual fund, variable annuity product, or conventional fixed rate individual annuity product. Expenses related to the GIF are calculated by PRIAC and incorporated in the GIF crediting rate. Past interest rates are not indicative of future interest rates.

Shares of the funds are offered by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company.

* Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company.

Prudential Retirement is a registered service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates. Prudential Retirement is a Prudential Financial business.

INST-20051115-A019307

Ed 6/2006

Re: Important Notice Concerning Your Rights Under the Resources for Retirement Plan

Dear Participant,

We are pleased to announce that we will be transferring the Resources for Retirement Plan’s recordkeeping service from Diversified Investment Advisors to Prudential Retirement, a business unit of Prudential Financial, effective February 2, 2007. Prudential has more than 75 years of experience managing retirement plans. With over $522 billion in retirement assets, they offer several important enhancements to our Plan, including a wider variety of investment options and a free asset-allocation program, as well as account information.

Converting Our Plan to Prudential
We have been working with retirement specialists from Prudential to arrange the successful transfer of your account balance from Diversified. As part of this transfer there will be a period during which you will be unable to exercise your rights otherwise available under the Plan. This period is called a “blackout period”. The blackout period for the transfer is scheduled to begin on January 25, 2007 at 4:00 p.m. EST and is expected to end during the week of February 5, 2007.

During the blackout, your contribution and loan repayments will continue to be made to your account and you will be able to change the investment of your new contributions. You may also make a direct rollover from a previous employer’s qualified retirement plan. However, you will not be able to enroll in the plan for the first time, move your assets from one fund to another, take a distribution or request a loan during the blackout period.

Since activity is restricted during the blackout, you should review your current investments and make any changes you desire prior to January 25, 2007 at 4:00 p.m. EST.

Transfer of Assets to Prudential
Diversified will send enrollment data to Prudential to set up your new account. This data includes information such as name, address, birth date, etc, along with your current investment allocation. Prudential will move your Diversified investments to the Prudential investments using the following table. Your new contributions will also be allocated based upon this table.

On February 2, 2007, your account balance will be moved from investments held at Diversified to the same or most comparable investment options at Prudential, based on the following table.

Current Investments at Diversified	New Investments at Prudential Retirement	Ticker Symbols
DIA Value & Income Fund	Large Cap Value/LSV Asset Management	N/A
Long Horizon Strategic Allocation Fund	Dryden S&P 500 Index	N/A
DIA Stock Index Fund	Dryden S&P 500 Index	N/A
DIA Growth & Income Fund	Dryden S&P 500 Index	N/A
Intermediate Horizon Strategic Allocation Fund	Growth Fund of America R-4	RGAEX
Intermediate/Long Horizon Strategic Allocation	Growth Fund of America R-4	RGAEX
DIA Equity Growth Fund	Growth Fund of America R-4	RGAEX
DIA Aggressive Equity Fund	Growth Fund of America R-4	RGAEX
DIA Special Equity Fund	ABN/AMRO/TAMRO Small Cap N Fund	ATASX
DIA International Equity Fund	International Blend/The Boston Company Fund	N/A
DIA Money Market	Guaranteed Income Fund	N/A
DIA High Quality Bond Fund	Guaranteed Income Fund	N/A
DIA Short Horizon Strategic Allocation	PIMCO Total Return Adm	PTRAX
DIA Short/Intermediate Strategic Allocation	PIMCO Total Return Adm	PTRAX
DIA Core Bond Fund	PIMCO Total Return Adm	PTRAX
Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company. These investment options are not mutual funds and do not have associated ticker symbols.

Personalized enrollment material will be mailed to your home prior to the transfer date. In addition, on-site training and WebEx training meetings will be held during the weeks of February 5, 2007 and February 12, 2007. These meetings will be conducted by representatives of Prudential Retirement and will familiarize you with our new investment options. Prudential Retirement will also offer additional personalized investment strategies based on individual participant’s income, age, and projected retirement date.

Important Dates to Keep in Mind

January 25, 2007	Last day Diversified will process a transaction.
February 2, 2007	Your account balance will be transferred from Diversified to Prudential.
January 25, 2007- the week of February 5
Blackout period - Diversified account records are reconciled and moved to Prudential. During this time, your account will not be available for exchanges (transfers from one fund to another), distributions, or new loans.

Week of February 5	Blackout will be lifted. You will once again have full access to your account and can execute transactions through the IVR and website.

If you have questions regarding this notice, please contact Carmela Elco at 215-860-8033.

Sincerely,

/s/ Earl J. Houseknecht
Earl J. Houseknecht
EVP, Human Resources Director

Investors should carefully consider a fund’s investment objectives, risks, charges and expenses before investing. For more complete information about the investment options available through your plan, please call 1-877-PRU-2100 for a free prospectus that contains this and other information about our funds. Read the prospectus carefully before investing.

The Guaranteed Income Fund (GIF) is a group annuity insurance product issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT and is backed by the full faith and creditworthiness of the issuer. Guarantees are based on the claims-paying ability of PRIAC and not on the value of the securities within the account. Deposits made to the GIF are deposited in PRIAC's general account. Payment obligations under the GIF represent an insurance claim supported by all general account assets. The GIF does not operate like a mutual fund, variable annuity product, or conventional fixed rate individual annuity product. Expenses related to the GIF are calculated by PRIAC and incorporated in the GIF crediting rate. Past interest rates are not indicative of future interest rates.

Shares of the funds are offered by Prudential Investment Management Services LLC (PIMS), Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. PIMS is a Prudential Financial company.

* Manager of Managers funds are separate accounts issued by Prudential Retirement Insurance and Annuity Company (PRIAC), Hartford, CT, a Prudential Financial company.

Prudential Retirement is a registered service mark of The Prudential Insurance Company of America, Newark, NJ and its affiliates. Prudential Retirement is a Prudential Financial business.

INST-20051115-A019307

Ed 6/2006